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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 16, 1998
                                                -------------------


                         OMEGA ENVIRONMENTAL, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                       Commission File Number 0-20267


            DELAWARE                                 91-1499751
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


                   19805 NORTH CREEK PARKWAY, PO BOX 3005
              BOTHELL, WASHINGTON                 98041-3005
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                                425-486-4800
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


            ----------------------------------------------------
            (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                       IF CHANGED SINCE LAST REPORT)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.  OTHER EVENTS

         UNAUDITED FINANCIAL STATEMENT INFORMATION

         On July 16, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended March 31, 1998 and February 28, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c)  EXHIBITS

         99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended March 31, 1998 and February 28, 1998 with related Notes to Financial Statement Information.

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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMEGA ENVIRONMENTAL, INC.
                                        (Registrant)




Date: July 16, 1998                     /s/  Bradley S. Powell
                                        ----------------------------------
                                             Bradley S. Powell
                                                 Controller